Exhibit (a)

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS  THIRD  AMENDMENT  TO LOAN  AND  SECURITY  AGREEMENT  (the  "Third
Amendment") is made as of this 13th day of May, 1999, by and between RONSON CONSUMER PRODUCTS CORPORATION, a New Jersey corporation (the "Borrower") and SUMMIT BANK (the "Bank").

         WHEREAS, the Borrower and the Bank are parties to a certain credit facility, pursuant to a certain Loan and Security Agreement dated January 6, 1995, as amended by certain letter amendments dated August 22, 1995, December 1, 1995, March 20, 1996, May 20, 1996, August 22, 1996, September 10, 1996,
December 12, 1996, July 8, 1997, as of December 31, 1998 and as further amended by an Amendment to Loan and Security Agreement dated March 6, 1997 and a Second Amendment to Loan and Security Agreement dated March 27, 1998 (collectively and individually referred to as the "Loan Agreement") (all capitalized terms used, but not specifically defined, herein shall have the meaning provided for such terms in the Loan Agreement); and

         WHEREAS, the Borrower has requested that the Bank amend certain existing financial covenants and otherwise amend certain terms and conditions of the Loan Agreement; and

         WHEREAS, to induce the Bank to amend certain existing financial covenants and otherwise amend certain terms and conditions of the Loan Agreement, the Borrower has offered to execute and deliver this Third Amendment; and

         NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Borrower agree as follows:

         1. As of the date of this Third Amendment, Section 1.1(aq) of the Loan Agreement is amended in its entirety as follows:

                  "(aq) " Revolving Loan Final Maturity Date":  June 30, 2002".

         2. As of the date of this Third Amendment, Subsection 2.1(i) of the Loan Agreement is amended in its entirety to read as follows:

                  "(i) Should this Borrower terminate the Revolving Loan prior to the Revolving Loan Final Maturity Date, the Borrower shall pay all other fees due to Bank under the Loan Agreement, including, without limitation, any deferred fees set forth herein, along with a prepayment/termination premium in an amount equal to:

                           (i) one and one-half  (1-1/2%) percent of the maximum
                  amount of the Revolving Loan if terminated on or before June 30, 2001; and

                           (ii) three-quarters (0.75%) percent of the maximum amount of the Revolving Loan if terminated on or before June 30, 2002.

         3. As of the date of this Third Amendment, a new Subsection 2.1(k)(ii) shall be added as follows:

                  "(k)(ii) Provided no Event of Default has occurred, the Bank has agreed to make an additional Overadvance available to the Borrower in an amount not to exceed One Hundred Ninety-Six Thousand and 00/100 ($196,000.00)Dollars. The Borrower shall pay to the Bank, upon the making of the initial withdrawal from the Overadvance, a non-refundable Overadvance facility fee in an amount equal to One Thousand Nine Hundred Sixty and 00/100 ($1,960.00) Dollars. Availability under the Overadvance shall be reduced by equal monthly amounts as nearly equal as practicable commencing on the first day of the month following usage of the Overadvance. On June 30, 2000 the Overadvance shall be fully amortized and shall no longer be available to the Borrower under this Agreement."

         4. As of the date of this Third Amendment, Subsection 6.33(a) and 6.33(d) of the Loan Agreement are amended in their entirety to read as follows:

                  "(a) Minimum Tangible Capital Funds of not less than (i) Two Million Five Hundred Thousand ($2,500,000.00) Dollars at December 31, 1997 until December 30, 1998, (ii) the Borrower's actual amount of Tangible Capital Funds at December 31, 1997, plus Fifty Thousand ($50,000.00) Dollars at December 31, 1998 until December 30, 1999, (iii) the Borrower's actual amount of Tangible Capital Funds at December 31, 1998, plus Fifty Thousand ($50,000.00) Dollars at December 31, 1999 until December 30, 2000, and (iv) the Borrower's actual amount of the Tangible Capital Funds at December 31, 2000, plus Fifty Thousand ($50,000.00) Dollars at December 31, 2001 and thereafter."

                  "(d) A Minimum Net Profit of not less than (i) Two Million Two Hundred Fifty Thousand ($2,250,000.00) Dollars for the fiscal year ending December 31, 1997, (ii) Two Million ($2,000,000.00) Dollars for the fiscal year ending December 31, 1998, and (iii) Two Million One Hundred Thousand ($2,100,000.00) Dollars for the fiscal year ending December 31, 1999 and at each fiscal year end thereafter."

         5. As of the date of this Third Amendment, Subsection 6.35(a)(v) shall be amended to read as follows:

                  "(v) an aggregate amount not to exceed (i) One Million Nine Hundred Fifty Thousand and 00/100 ($1,950,000.00) Dollars for the period from January 1, 1999 through and including December 31, 1999, (ii) Two Million One Hundred Thousand ($2,100,000.00) Dollars for the period from January 1, 2000 through and including December 31, 2000, (iii) Two Million Two Hundred Thousand ($2,200,000.00) Dollars for the period from January 1, 2001 through and including December 31, 2001 and at any time of the determination thereafter."

         6. As of the date of this Third Amendment, Subsection 6.35(c)(iv) shall be amended to read as follows:

                  "(iv) an aggregate amount not to exceed One Hundred Thousand and 00/100 ($100,000.00) Dollars during each fiscal year of the Borrower, provided that, within ten (10) days of each cash transfer on account of pension liabilities, Ronson Corporation provides to the Bank proof that each cash transfer was used to reduce pension liabilities;"

         7. As of the date of this Third Amendment, Subsection 6.37(d) shall be amended to read as follows:

                  "(d) The maximum cash advances to or for the benefit of Ronson Metals, now known as Prometcor, shall not exceed (a) One Million Two Hundred Thousand and 00/100 ($1,200,000.00) Dollars for the fiscal year 1998, (b) One Million Three Hundred Thousand and 00/100 ($1,300,000.00) Dollars for fiscal year 1999,
                           (c) Two Hundred Fifty Thousand ($250,000.00) Dollars for the fiscal year 2000, and (d) One Hundred Fifty Thousand ($150,000.00) Dollars for the fiscal year 2001 and at any time thereafter."

         8. As of the date of this Third Amendment, Subsection 6.35(f) shall be amended to read as follows and Subsection (g) shall be deleted in its entirety:

                  "(f)     To  provide  the  Borrower   with  funds  to  finance
                           miscellaneous business expenses including dividends to Shareholders:

                           (i) an aggregate amount not to exceed Two Hundred Twenty-Five Thousand and 00/100 ($225,000.00) Dollars for the fiscal year 1998; and

                           (ii) an aggregate amount not to exceed One Hundred Thousand and 00/100 ($100,000.00) Dollars for the fiscal year 1999;and

                           (iii) an aggregate amount not to exceed Two Hundred Fifty Thousand and 00/100 ($250,000.00) Dollars for the fiscal year 2000; and

                           (iv) an aggregate amount not to exceed Three Hundred Thousand and 00/100 ($300,000.00) Dollars for the fiscal year 2001 and at any time thereafter."

         9. As of the date of this Third Amendment, Subsection 6.38 shall be amended to read as follows:

                  "6.38 The aggregate sum of all advances, accounts and notes receivable due to the Borrower from Ronson Corporation of Canada, Ltd. shall not exceed at any one time One Million and 00/100 ($1,000,000.00) Dollars as of December 31, 1999 and at any time thereafter."

         10. As of the date of this Third Amendment, Subsection 6.39 shall be amended to read as follows:

                  "6.39 The aggregate sum of all advances, accounts and notes receivable due to the Borrower from Ronson Corporation and the Affiliated Companies, with the exception of Ronson Corporation of Canada, Ltd., shall not exceed at any one time, (i) Two Million Five Hundred Thousand and 00/100 ($2,500,000.00) Dollars as of December 31, 1997, (ii) Two Million Nine Hundred Fifty Thousand and 00/100 ($2,950,000.00) Dollars as of December 31, 1998, (iii) Three Million Seven Hundred Fifty Thousand and 00/100 ($3,750,000.00) Dollars as of December 31, 1999, (iv) Three Million Nine Hundred Thousand and 00/100 ($3,900,000.00) Dollars as of December 31, 2000, and (iv) Four Million Fifty Thousand and 00/100 ($4,050,000.00) Dollars as of December 31, 2001 and at any time thereafter."

         11. As of the date of this Third Amendment, Subsection 10.9 of the Loan Agreement shall be amended by deleting the reference to the address "210 Main Street, Hackensack, New Jersey" and inserting the following address "4900 Route 70, Pennsauken, New Jersey 08109-4792.".

         12. In consideration of the Bank's agreement to (i) extend the maturity date of the Revolving Loan from June 30, 2000 until June 30, 2002 and (ii) otherwise amend certain terms and conditions of the Loan Agreement as set forth herein, the Borrower shall pay to the Bank on June 30, 2000, a non-refundable renewal fee in an amount equal to Fifteen Thousand and 00/100 ($15,000.00) Dollars, which is and shall be deemed to be earned upon execution hereof. The Borrower hereby authorizes the Bank to charge the Borrower's Revolving Loan or demand deposit account maintained with the Bank for the payment of this renewal fee.

         13. To the best of Borrower's knowledge and belief, the Borrower acknowledges that the advent of the year 2000 shall not adversely affect the Borrower's operations or the performance of its information technology. Without limiting the generality of the foregoing, to the best of Borrower's knowledge and belief (i) the hardware and software utilized by Borrower are designated to be used prior to, during, and after calendar year 2000 A.D. and such hardware and software will operate during each such time period without error relating to date data, specifically including any error relating to, or the conduct of, date data which represents or references different centuries or more than one century, (ii) the hardware and software utilized by Borrower will not abnormally end or provide invalid or incorrect results as a result of date data, and (iii) the hardware and software utilized by Borrower have be designed to ensure year 2000 A.D. compatibility, including date, century recognition, leap year, calculations which accommodate same century and multicentury formulas and date values, and date data interface values that reflect the century.

         14. The Borrower acknowledges and agrees that the Obligations are due and owing without any defenses, set-offs, recoupments, claims or counterclaims of any kind as of the date hereof. To the extent that any defenses, set-offs, recoupments, claims or counterclaims may exist, the Borrower waives and releases the Bank from same.

         15. The Borrower shall pay on demand all reasonable legal fees, recording expenses and other reasonable and necessary disbursements of the Bank incident to the preparation, execution and delivery of this Third Amendment.

         16. The Borrower acknowledges that its obligations to the Bank pursuant to the Loan Agreement, as amended herein, are due and owing by the Borrower to the Bank without any defenses, set-offs, recoupments, claims or counterclaims of any kind as of the date hereof. To the extent that any defenses, set-offs, recoupments, claims or counterclaims may exist as of the date hereof, the Borrower waives and releases the Bank from the same.

         17. The Borrower hereby agrees to and does indemnify and hold the Bank and each of its directors, officers, employees, affiliates, attorneys and agents harmless from and against any and all liabilities which may be imposed on, incurred by or asserted against the same in any manner relating to or arising out of the Loan Agreement or any act, event or transaction related to, attendant to or preceding the execution of this Third Amendment, other than those resulting from the Bank's gross negligence or wilful misconduct.

         18. The Borrower hereby agrees with, reaffirms and acknowledges the representations and warranties contained in the Loan Agreement, except as set forth on Schedule J annexed hereto which shall be deemed to amend Schedule J of the Loan Agreement. Furthermore, the Borrower represents that the representations and warranties contained in the Loan Agreement continue to be true and in full force and effect. This agreement, reaffirmation and acknowledgment is given to the Bank by the Borrower without defenses, claims or counterclaims of any kind. To the extent that any such defenses, claims or counterclaims against the Bank may exist, the Borrower waives and releases the Bank from the same.

         19.  The  Borrower   ratifies  and  reaffirms  all  terms,   covenants,
conditions and agreements contained in the Loan Agreement.

         20. All other terms and conditions of the Loan Agreement, and any and all Exhibits annexed thereto and all other writings submitted by the Borrower to the Bank pursuant thereto, shall remain unchanged and in full force and effect.

         21. This Third Amendment shall not constitute a waiver or modification of any of the Bank's rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Loan Agreement, except as specifically set forth above, and the Bank hereby reserves all of its rights and remedies pursuant to the Loan Agreement and applicable law.

         22. Subject to any applicable grace and/or cure periods under the Loan Agreement, the failure of the Borrower to satisfy any of the terms and conditions of this Third Amendment shall constitute an Event of Default under the Loan Agreement, and the Bank shall be entitled to all of its rights and remedies under the Loan Agreement and applicable law.

         23. This Third Amendment may be executed in counterparts, each of which, when taken together, shall be deemed to be one and the same instrument.

         Executed at Pennsauken, New Jersey, on the date first written above.

ATTEST:                                    RONSON CONSUMER PRODUCTS
                                           CORPORATION


    /s/  Alberta D. Gladis                 By: /s/ Louis V. Aronson, II
    -----------------------------              ---------------------------------
    Alberta D. Gladis,                         Louis V. Aronson, II,
    Assistant Secretary                        President and Chief
                                               Executive Officer



                                            SUMMIT BANK

                                           By: /s/ Amy Lindsay
                                               ---------------------------------
                                               Amy Lindsay, Vice President

                                                                  Exhibit 10 (b)

                         MORTGAGE MODIFICATION AGREEMENT


         This Mortgage Modification Agreement is made as of the 13th day of May, 1999 between SUMMIT BANK, a banking association, with an office located at 4900 Route 70, Pennsauken, New Jersey (the "Mortgagee"), and RONSON CONSUMER PRODUCTS CORPORATION, a New Jersey corporation having its principal place of business located at Corporate Park III, Campus Drive, Post Office Box 6707, Somerset, New Jersey (the "Mortgagor"), to modify the terms of a certain Mortgage and Security Agreement dated December 1, 1995 and recorded on December 4, 1995 in the Office of the Clerk of Middlesex County, New Jersey in Mortgage Book 4997 at Page 060 et seq. (the "Mortgage").

         WHEREAS, the Mortgage was given to secure all obligations of the Mortgagor and Ronson Corporation, a New Jersey corporation, to the Mortgagee, including, without limitation, the obligations evidenced by a certain Mortgage
Note in the original principal amount of One Million Three Hundred Thousand and 00/100 ($1,300,000.00) Dollars (the "Initial Note"); and

         WHEREAS, the lien of the Mortgage encumbers the property commonly known and designated as Lot 1-D, Block 367, on the Tax Map of the Township of Woodbridge, Middlesex County, New Jersey, as more particularly described on Schedule A annexed to the Mortgage (the "Property"); and

         WHEREAS, the Mortgagor has requested that the Mortgagee modify certain terms and conditions of the obligation evidenced by the Note; and

         WHEREAS, to induce the Mortgagee to modify certain terms and conditions of the obligation evidenced by the Note, the Mortgagor has offered to modify certain terms and conditions of the Mortgage, as set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Mortgagor and the Mortgagee to modify the terms and conditions of the Mortgage as follows:

        1. The Mortgagor acknowledges that the Borrower is about to execute and deliver to the Mortgagee an Amended and Restated Mortgage Note in the principal amount of $1,760,000.00 which shall replace, but not be in satisfaction of, the Initial Note.

        2. The time for payment of the principal and interest secured by this Mortgage is hereby extended to May 1, 2004.

        3.      The  principal   amount  secured  by  this  Mortgage  is  hereby
increased to One Million Seven Hundred Sixty Thousand ($1,760,000.00) Dollars.

        4. In consideration of the Mortgagee entering into this Mortgage Modification Agreement, the Mortgagor shall pay to the Mortgagee a fee of Eight Thousand Eight Hundred ($8,800.00) Dollars upon execution hereof and Eight Thousand Eight Hundred ($8,800.00) Dollars on June 30, 2000. The payment of such fee shall be deemed fully earned and non-refundable upon execution hereof.

        5. Subject to any applicable grace and/or cure periods under the Mortgage, the failure of the Mortgagor to satisfy any of the terms and conditions of this Mortgage Modification Agreement shall be deemed to be an Event of Default pursuant to the Mortgage and the Loan Documents and any and all sums outstanding pursuant to Note, together with accrued and unpaid interest, shall become immediately due and payable.

        6. All other terms and conditions of the Mortgage shall remain in full force and effect.

        By execution of this Mortgage Modification Agreement on the date shown above, the undersigned signify their consent to its terms.

        Mortgagor acknowledges receipt of a certified copy of this Mortgage Modification Agreement.

         IN WITNESS WHEREOF, the Mortgagor has hereunto set its hands and seals, the day and year first above mentioned.

 ATTEST:                                   RONSON CONSUMER PRODUCTS
                                           CORPORATION



By: /s/  Alberta D. Gladis                 By: /s/ Louis V. Aronson, II
    -----------------------------              ---------------------------------
    Alberta D. Gladis,                         Louis V. Aronson, II
    Assistant Secretary                        President and Chief
                                               Executive Officer



  ATTEST:                                  SUMMIT BANK



  /s/ Vincent Giglio                       By: /s/ Amy Lindsay
  ---------------------------------            ---------------------------------
  Vincent Giglio                               Amy Lindsay, Vice President
  Assistant Treasurer

        ----------------------------------------------------------------


                         MORTGAGE MODIFICATION AGREEMENT

        ----------------------------------------------------------------



                      RONSON CONSUMER PRODUCTS CORPORATION
                                   (Mortgagor)


                                     - To -


                                   SUMMIT BANK
                                   (Mortgagee)


        ----------------------------------------------------------------

                               Mortgaged Premises:

                    3 and 6 Ronson Drive (Lot 1-D, Block 367,
              Township of Woodbridge, Middlesex County, New Jersey

        ----------------------------------------------------------------


                            Dated: As of May 13, 1999

        ----------------------------------------------------------------


                              RECORD AND RETURN TO:

                          REED SMITH SHAW & MCCLAY, LP
                           Princeton Forrestal Village
                           136 Main Street. Suite 250
                                  P.O. Box 7839
                        Princeton, New Jersey 08543-7839
                       Attn: Jeffrey M. Rosenthal, Esquire
        ----------------------------------------------------------------

                                                                  Exhibit 10 (c)
                              AMENDED AND RESTATED
                                  MORTGAGE NOTE

$1,760,000.00                                          Dated: As of May 13, 1999

         FOR VALUE RECEIVED, RONSON CONSUMER PRODUCTS CORPORATION, a New Jersey Corporation ("Ronson Consumer") and RONSON CORPORATION, a New Jersey Corporation ("Ronson") (Ronson Consumer and Ronson are collectively and individually referred to as the "Borrower"), with offices located at Corporate Park III, Campus Drive, Post Office Box 6707, Somerset, New Jersey, promises to pay to the order of SUMMIT BANK, a New Jersey banking corporation (the "Bank"), at its offices located at 4900 Route 70, Pennsauken, New Jersey 08109-4792, or at such other place or places as the Bank may designate, the sum of One Million Seven Hundred Sixty Thousand ($1,760,000.00) Dollars (the "Mortgage Loan"), without defalcation or discount, for value received, with interest thereon from the date hereof at the annual rate of eight and thirty-nine hundredths (8.39%) percent calculated on the basis of a 360-day year for actual days elapsed, all in lawful money of the United States, as follows: in fifty-nine(59) equal and consecutive monthly installments of principal and interest of Seventeen Thousand Two Hundred Eighteen and 12/100 ($17,218.12) Dollars, calculated as aforesaid, commencing on June 1, 1999 and continuing on the first day of each and every month thereafter until April 1, 2004 with one (1) final payment due on May 1, 2004 at which time the balance of principal, any and all unpaid interest thereon, and any other sums due under this Amended and Restated Mortgage Note (the "Note") shall be due and payable.

         The Borrower shall have the right and privilege of prepaying, at any time, all or any portion of the outstanding principal amount of the Mortgage Loan provided, however, that a prepayment premium shall be paid if all, or any portion, of the Mortgage Loan is prepaid according to the following schedule:

        1. if the prepayment is made on or before June 30, 2000, the prepayment fee shall be three (3%) percent of the amount of the Mortgage Loan prepaid;

        2. if the prepayment is made after June 30, 2000 but on or before June 30, 2002, the prepayment fee shall be two (2%) percent of the amount of the Mortgage Loan prepaid;

        3. if the prepayment is made after June 30, 2002 but on or before June 30, 2003, the prepayment fee shall be one (1%) percent of the amount of the Mortgage Loan prepaid; and

        4. if the prepayment is made after June 30, 2003 there shall be no prepayment fee.

        All payments to be made hereunder shall be automatically charged to an account of the Borrower at the Bank, and sufficient funds shall be maintained in the Borrower's accounts for said charge.

        This Note is made in accordance with a certain Mortgage and Security Agreement dated December 1, 1995, as modified by a certain Modification of Mortgage and Security Agreement dated of even date herewith, executed and delivered by Ronson Consumer to the Bank (the "Mortgage"). Payment of the Obligations due under this Note is secured by, inter alia, a first priority lien and security interest in the Mortgaged Premises defined in the Mortgage which consists of certain property located at 3 and 6 Ronson Drive, Woodbridge, New Jersey (the "Property"), and by a certain Assignment of Rents and Leases executed by Ronson Consumer dated December 1, 1995 (the "Assignment"). All capitalized terms not specifically defined herein shall be deemed to have the same definition provided for such terms in the Mortgage. This Amended and Restated Mortgage Note is the Note referred to in and is subject to the terms and conditions of the Mortgage. In the event of any ambiguity between the terms of this Amended and Restated Mortgage Note and the Mortgage, then the terms of the Mortgage shall govern. An event of default under the Mortgage shall be an event of default under this Note.

        The  Mortgage,  this  Note,  the  Assignment  and  all  other  writings,
documents,   and  agreements   delivered   pursuant  thereto,   are  hereinafter
collectively and severally referred to as the "Loan Documents".

         The Bank may have made loans to the Borrower and may make additional loans in the future to the Borrower and may advance sums in the future on behalf of the Borrower or to protect the security of the Property or liens thereon, at any time before the satisfaction of this Note and the Mortgage, and all such sums shall be secured by this Note, the Mortgage, the Assignment and the liens thereof.

         Notwithstanding anything herein to the contrary, if the Borrower defaults in the performance of any of the terms or provisions of this Note or the Loan Documents, the principal sum or so much of the principal remaining unpaid, with all interest accrued thereon shall, at the option of the Bank and with out notice become due and payable immediately, and interest shall accrue at two (2%) percent in excess of the interest rate chargeable under this Note, computed on the basis of actual days elapsed and a year of 360 days, unless prohibited by law, which interest shall be payable monthly. Payment of the foregoing may be enforced and recovered at any time by one or more of the remedies provided to the Bank in this Note, the Mortgage or the Assignment, with it being specifically understood and agreed that the default provisions as set forth in the Mortgage shall govern In the event of any conflict in such provisions in the aforesaid instruments.

        In the event any scheduled payment of principal or interest due hereunder is received by the Bank more that ten (1) days after the date due, there shall be due a late charge of five (5%) percent of such payment, which late charge shall be not less than Twenty-five ($25.00) Dollars nor more that Two Thousand Five Hundred ($2,500.00) Dollars. Any payment received later than 3:00 p.m. on any banking day shall be deemed to have been received on the next succeeding banking day. Such late charge represents the cost to Bank in processing late payments and shall not be deemed to constitute additional principal or interest. All late charges assessed by the Bank are immediately due and payable.

        In the event it should become necessary to employ counsel to protect the or enforce this Note, the Borrower agrees to pay (to the extent permitted by applicable law) costs and reasonable attorney's fees incurred by the Bank in collecting or enforcing payment thereof.

        Any failure by the Bank to insist upon strict performance by the Borrower of any of the terms and provisions of this Note or the Mortgage shall not be deemed to be a waiver of any of the terms or provisions thereof, and the Bank shall have the right thereafter to insist upon strict performance by the Borrower of any and all of them.

        Presentment, demand of payment, notice of dishonor or nonpayment, protest, notice of protest on this Note, and the giving of notice of default or other notice to any party liable on this Note are hereby waived by the Borrower. It is expressly agreed that the maturity of this Note, or any payment hereunder, may be extended or modified from time to time without in any way affecting the liability of the Borrower.

        The words "Borrower" and "Bank" include singular and plural, individual or corporation, and the respective heirs, executors, administrators, successors and of the Borrower or the Bank, as the case may be. The use of any gender applies to all genders. If more than one party is named as Borrower, the obligation hereunder of each such party is joint and several.

        This Note is given in replacement of and substitution for, but not in satisfaction of, a certain Mortgage Note dated December 1, 1995 (the "December 1995 Note"). Upon proper execution and delivery hereof, the December 1995 Note shall be deemed null and void and returned to the Borrower.

         IN WITNESS WHEREOF, the Borrower has executed this instrument the day and year first above mentioned.

ATTEST:                                    RONSON CONSUMER PRODUCTS
                                           CORPORATION


By: /s/  Alberta D. Gladis                 By: /s/ Louis V. Aronson, II
    -----------------------------              ---------------------------------
    Alberta D. Gladis,                         Louis V. Aronson, II,
    Assistant Secretary                        President and Chief Executive
                                               Officer



ATTEST:                                    RONSON CORPORATION


By: /s/  Alberta D. Gladis                 By: /s/ Louis V. Aronson, II
    -----------------------------              ---------------------------------
    Alberta D. Gladis,                         Louis V. Aronson, II,
    Assistant Secretary                        President and Chief Executive
                                               Officer

                                                                  Exhibit 10 (d)
                    CONSENT AND REAFFIRMATION OF GUARANTOR


         THIS CONSENT AND REAFFIRMATION OF GUARANTOR (the "Consent"), is made as of this 13th day of May, 1999, by RONSON CORPORATION, a New Jersey corporation with its principal place of business at Corporate Park III, Campus Drive, Post Office Box 6707, Somerset, New Jersey (the "Guarantor"), to SUMMIT BANK, successor-by-merger to United Jersey Bank (the "Bank").

         WHEREAS, the Bank and Ronson Consumer Products Corporation, a New Jersey corporation (the "Borrower"), are parties to a certain Loan and Security Agreement dated January 6, 1995, as amended by certain letter amendments dated August 22, 1995, December 1, 1995, March 20, 1996, May 20, 1996, August 22,
1996, September 10, 1996 and December 12, 1996, July 8, 1997, as of December 31, 1998, a certain Amendment to Loan and Security Agreement dated March 6, 1997 and a certain Second Amendment to Loan and Security Agreement dated March 27, 1998(collectively and individually referred to as the "Loan Agreement"), relating to financing by the Lender to the Borrower as evidenced by a certain Amended and Restated Master Note dated March 6, 1997 in the maximum principal amount of Two Million Five Hundred Thousand ($2,500,000.00) Dollars (the "Master Note") and a certain Term Note dated March 27, 1995 in the original principal amount of Two Hundred Twenty-Five Thousand ($225,000.00) Dollars, which has been paid in full (the Loan Agreement, the Master Note and all other documents, instruments, writings and agreements delivered pursuant thereto are collectively and individually referred to as the "Loan Documents"); and

         WHEREAS, in order to induce the Bank to enter into the Loan Documents, the Guarantor executed and delivered to the Bank a certain Corporate Guaranty Agreement dated January 6, 1995 (the "Guaranty"); and

         WHEREAS, the Borrower has requested that the Bank amend certain terms and conditions of the Loan Agreement and to modify certain existing financial covenants, pursuant to a certain Third Amendment to Loan and Security Agreement of even date herewith (the "Third Amendment") (the Third Amendment, and any and all documents, instruments, writings and agreements related thereto are collectively and individually referred to as the "Amendment Documents"); and

         WHEREAS, to induce the Bank to enter into the Amendment Documents, the Borrower has offered that the Guarantor will (a) acknowledge its consent to the execution and delivery of the Amendment Documents by the Borrower and (b) reaffirm the terms and conditions of the Guaranty.

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the Guarantor agrees as follows:

         1. The Guarantor hereby acknowledges the entry by the Borrower into the Amendment Documents and hereby ratifies and affirms the actions taken therein.

         2. The Guarantor affirms that as of the date hereof there exists no defense, set-off, or claim of any nature whatsoever to his Guaranty and that the obligations and liability of the Guarantor under the Guaranty, and the covenants, representations and warranties of the Guarantor thereunder, remain absolute, unconditional and in full force and effect.

        Executed in Pennsauken, New Jersey on the day and year first written above.

ATTEST:                                    RONSON CORPORATION


By: /s/  Alberta D. Gladis                 By: /s/ Louis V. Aronson, II
    -----------------------------              ---------------------------------
    Alberta D. Gladis,                         Louis V. Aronson, II,
    Assistant Secretary                        President and Chief
                                               Executive Officer

                                                                  Exhibit 10 (e)

                   CONSENT AND REAFFIRMATION OF GUARANTOR


         THIS CONSENT AND REAFFIRMATION OF GUARANTOR (the "Consent"), is made as of this 13th day of May, 1999, by RONSON AVIATION, INC., a New Jersey corporation with its principal place of business at Corporate Park III, Campus Drive, Post Office Box 6707, Somerset, New Jersey (the "Guarantor"), to SUMMIT BANK, successor-by-merger to United Jersey Bank (the "Bank").

         WHEREAS, the Bank and Ronson Consumer Products Corporation, a New Jersey corporation (the "Borrower"), are parties to a certain Loan and Security Agreement dated January 6, 1995, as amended by certain letter amendments dated August 22, 1995, December 1, 1995, March 20, 1996, May 20, 1996, August 22,
1996, September 10, 1996 and December 12, 1996, July 8, 1997, as of December 31, 1998, a certain Amendment to Loan and Security Agreement dated March 6, 1997 and a certain Second Amendment to Loan and Security Agreement dated March 27, 1998(collectively and individually referred to as the "Loan Agreement"), relating to financing by the Lender to the Borrower as evidenced by a certain Amended and Restated Master Note dated March 6, 1997 in the maximum principal amount of Two Million Five Hundred Thousand ($2,500,000.00) Dollars (the "Master Note") and a certain Mortgage and Security Agreement dated December 1, 1995 (the "Mortgage and Security Agreement") relating to financing by the Bank to the Borrower as evidenced by a certain Mortgage Note dated December 1, 1995 in the original principal sum of One Million Three Hundred Thousand ($1,300,000.00) Dollars (the "Mortgage Note") (the Loan Agreement, the Master Note, the Mortgage and Security Agreement, the Mortgage Note, and all other documents, instruments, writings and agreements delivered pursuant thereto are collectively and individually referred to as the "Loan Documents"); and

         WHEREAS, in order to induce the Bank to enter into the Loan Documents, the Guarantor executed and delivered to the Bank a certain Corporate Guaranty and Security Agreement dated July 8, 1997 (the "Guaranty"); and

         WHEREAS, the Borrower has requested that the Bank amend certain terms and conditions of the Loan Agreement, to amend and restate the Mortgage Note to a new principal balance of $1,760,000.00 and to modify certain existing financial covenants, pursuant to a certain Third Amendment to Loan and Security Agreement of even date herewith (the "Third Amendment") (the Third Amendment, and any and all documents, instruments, writings and agreements related thereto are collectively and individually referred to as the "Amendment Documents"); and

         WHEREAS, to induce the Bank to enter into the Amendment Documents, the Borrower has offered that the Guarantor will (a) acknowledge its consent to the execution and delivery of the Amendment Documents by the Borrower and (b) reaffirm the terms and conditions of the Guaranty.

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the Guarantor agrees as follows:

         1. The Guarantor hereby acknowledges the entry by the Borrower into the Amendment Documents and hereby ratifies and affirms the actions taken therein.

         2. The Guarantor affirms that as of the date hereof there exists no defense, set-off, or claim of any nature whatsoever to his Guaranty and that the obligations and liability of the Guarantor under the Guaranty, and the covenants, representations and warranties of the Guarantor thereunder, remain absolute, unconditional and in full force and effect.

        Executed in Pennsauken, New Jersey on the day and year first written above.

ATTEST:                                    RONSON AVIATION, INC.

By: /s/  Alberta D. Gladis                 By: /s/ Louis V. Aronson, II
    -----------------------------              ---------------------------------
    Alberta D. Gladis,                         Louis V. Aronson, II,
    Assistant Secretary                        President and Chief
                                               Executive Officer

                                                                  Exhibit 10 (f)

                              AMENDED AND RESTATED
                                   MASTER NOTE

$2,500,000.00                                             Pennsauken, New Jersey
                                                              As of May 13, 1999

         In consideration of such loans as SUMMIT BANK (the "Lender") from time to time may elect to make hereon to or for the benefit of or at the request of RONSON CONSUMER PRODUCTS CORPORATION (the "Borrower"), the Borrower promises to pay to the order of the Lender, at its office located at 4900 Route 70,
Pennsauken, New Jersey or at such other place or places as the Lender may designate, in immediately available funds, the sum of TWO MILLION FIVE HUNDRED THOUSAND ($2,500,000.00) DOLLARS or, if a different dollar amount, then the outstanding amount of all loans made in accordance with a certain Loan and
Security Agreement dated January 6, 1995 as amended from time to time and as amended by a certain Amendment to Loan and Security Agreement of even date herewith by and between the Borrower and the Lender (collectively and individually the "Loan Agreement"), without defalcation or discount, for value received, with interest thereon from the date hereof at the rate set forth in the Loan Agreement, all in lawful money of the United States, on demand, or, if no demand has been made, then on June 30, 2002. The unpaid balance of each loan shall bear interest from the date hereof at the rate(s) set forth in the Loan Agreement. Notwithstanding any other limitations contained in this Amended and Restated Master Note (the "Note"), the Lender does not intend to charge and the undersigned shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law. Any payments in excess of such maximum shall be refunded to the undersigned or credited against principal.

         The unpaid principal balance hereon at any time shall not exceed Two Million Five Hundred Thousand ($2,500,000.00) Dollars and shall be equal to the aggregate amount of all loans then made less the aggregate amount of all payments then made thereon. The holder hereof is authorized to set forth in writing from time to time on the reverse hereof the date and amount of each loan and any payment of principal and the principal balance then unpaid hereon. This
Note is subject to a prepayment penalty as set forth in the Loan Agreement.

         This Note is secured by, among other things, a security interest in the Collateral, as described in the Loan Agreement, which the Borrower and every other person liable hereon as endorser or guarantor has pledged or deposited with the Lender. The Collateral is also pledged as security for all of the Obligations, as defined in the Loan Agreement, of the Borrower to the Lender.

         The Lender shall take reasonable care in custody and preservation of any Collateral held by it hereunder to the extent required by law, but, if the Collateral so held consists in whole or in part of instruments or chattel paper, it shall not be a breach of reasonable care if the Lender does not take necessary steps to preserve rights against prior parties, nor shall it constitute a breach of reasonable care if the Lender fails to undertake to collect the principal of or interest or other increment on any instrument or investment security, or fails to present any investment security for conversion or other change, unless, after written notice to the Lender from the Borrower or from any other party liable hereon in any capacity whose property is held as collateral hereunder that such interest, other increment or principal is due, or that such investment security has been called for conversion or other change, the Lender fails to use reasonable diligence to undertake collection of such interest, increment or principal, or fails to make presentation for conversion or other change, or fails to enable the Borrower or such other party to do so.

         The Lender may make additional loans in the future to Borrower and may advance sums in the future on behalf of the Borrower or to protect the security of the Collateral or lien thereof, at any time before the satisfaction of this Note and the Loan Agreement, and all such sums shall be evidenced by this Note, and shall be secured by the Lender's security interest in the Collateral. The Lender is not responsible in any way for the refusal by its employees to make a loan or to honor a request for a loan.

         This Note is the Master Note referred to in the Loan Agreement, which contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Loan Agreement, all upon the terms and conditions therein specified. In the event of any ambiguity or inconsistency between the terms of this Note and the Loan Agreement, then the terms of the Loan Agreement shall govern.

         In the event that any payment shall not be received by Lender within ten (10) days of the due date, Borrower shall, to the extent permitted by law, pay Lender a late charge of five (5%) percent of the overdue payment (but in no event to be less than Twenty Five ($25.00) Dollars nor more than Two Thousand Five Hundred ($2,500.00) Dollars). Any such late charge assessed is immediately due and payable.

         The Lender may, without notice to or consent of any party liable for the payment hereof as maker, endorser or guarantor, and without impairing or in any way affecting the liability of such person to the Lender (1) extend or otherwise alter, but not accelerate except as provided in the Loan Agreement, the time for payment of this Note, (2) alter any other term of this Note by agreement with the maker hereof, (3) release, or settle or compromise with any other party liable for the payment hereof, (4) release, or substitute for or fail to protect any interest in any collateral held by the Lender as security for the payment of any sum owing to the Lender by any party hereto, and (5) accept a check or other order that is marked paid in full or with similar language as a payment under this Note.

         No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

         If this Note is referred to an attorney (whether or not a salaried employee of the Lender) for collection, each party jointly and severally liable for the payment hereof as maker, endorser or guarantor shall pay, on demand, all reasonable and necessary expenses or expenditures, including, without limitation, reasonable attorneys fees and expenses, incurred by the Lender in protecting, enforcing or exercising its interests, rights or remedies created by, connected with or provided in this Note and the Loan Agreement, or performance pursuant to this Note and the Loan Agreement. Attorney's fees may be collectible from the Collateral to the extent permitted under the Bankruptcy Code or other law.

         If, at the time when this Note is paid in full, any party liable thereon as maker, endorser or guarantor is liable to the Lender for the payment of any other debt or liability, the Lender may retain as security for the payment of such other debts and liabilities the Collateral held by it as security for the payment of this Note, with all the rights and remedies herein and otherwise conferred upon the Lender as a secured party by law, notwithstanding the surrender by the Lender of this Note upon payment hereof.

         Upon the occurrence of an Event of Default under the Loan Agreement, the principal sum or so much of the principal remaining unpaid, with all interest accrued thereon, shall at the option of the Lender and without notice, become due and payable immediately, and interest on the principal sum shall thereafter be computed at the rate of two (2%) percent per year above the highest rate otherwise payable under this Note. Payment of the foregoing may be enforced and recovered at any time by one or more of the remedies provided to Lender in this Note or in the Loan Agreement, with it being specifically understood and agreed that the default provisions as set forth in the Loan Agreement shall govern in the event of any conflict in such provisions in the aforesaid instruments.

         Any failure by Lender to insist upon strict performance by Borrower of any of the terms and provisions of this Note or of the Loan Agreement shall not be deemed to be a waiver of any of the terms or provisions thereof, and Lender shall have the right thereafter to insist upon strict performance by the Borrower of any and all of them.

         Presentment, demand of payment, notice of dishonor or nonpayment, protest, notice of protest on this Note, and the giving of notice of default or other notice to any party liable on this Note are hereby waived by the Borrower. It is expressly agreed that the maturity of this Note, or any payment hereunder, may be extended or modified from time to time, but not accelerated except as provided in the Loan Agreement, without in any way affecting the liability of the Borrower.

         For the purposes of this Note, wherever the term "Lender" shall be used it shall refer to any affiliate or subsidiary of Lender and to any subsequent holder, successor or assignee hereof unless the context requires otherwise.

         The words "Borrower" and "Lender" include singular and plural, individual or corporation, and the respective heirs, executors, administrators, successors and assigns of Borrowers or Lender, as the case may be. The use of any gender applies to all genders. If more than one party is named as Borrower, the obligation hereunder of each such party is joint and several.

         This Note is to be executed and delivered within the State of New Jersey and the Borrower elects that the laws of the State of New Jersey shall govern the construction of this Note and the rights, remedies, warranties, representations, covenants, and provisions hereof.

         This Note is given in replacement of and substitution for, but not in satisfaction of, a certain Master Note dated March 6, 1997 in the principal amount of Two Million Five Hundred Thousand ($2,500,000.00) Dollars (the "March 1997 Note"). Upon proper execution and delivery hereof, the March 1997 Note shall be deemed null and void and returned to the Borrower.

         IN WITNESS WHEREOF, the undersigned have caused this Note to be executed the day and year aforesaid.

ATTEST::                                   RONSON CONSUMER PRODUCTS CORPORATION

By: /s/  Alberta D. Gladis                 By: /s/ Louis V. Aronson, II
    -----------------------------              --------------------------------
    Alberta D. Gladis,                         Louis V. Aronson, II,
    Assistant Secretary                        President and Chief
                                               Executive Officer

                                                                  Exhibit 10 (g)

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made as of this 13th day of May, 1999, by and between RONSON AVIATION, INC., a New Jersey corporation (the "Borrower") and SUMMIT BANK, Successor-by-merger to United Jersey Bank (the "Bank")

         WHEREAS, the Borrower and the Bank are parties to a certain credit facility, pursuant to a certain Loan and Security Agreement dated August 28, 1997, as amended by that certain letter amendment dated March 27, 1998, that certain letter amendment dated September 3, 1998, and that certain Letter Amendment dated October 26, 1998 (collectively, the "Loan Agreement") (all capitalized terms used, but not specifically defined, herein shall have the meaning provided for such terms in the Loan Agreement); and

         WHEREAS, the Borrower has requested that the Bank extend the maturity date of the Revolving Loan and the Term Loan, and otherwise amend certain terms and conditions of the Loan Agreement; and

         NOW THEREFORE,  in consideration of the foregoing and of other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the Bank and the Borrower hereby agree as follows:

                1. As of the date of this Amendment, Subsections 2.1(d) and 2.1(h) of the Loan Agreement are amended by deleting the existing references to "June 30, 2000" in said Subsections and inserting in each such place the reference to "June 30, 2002".

                2. As of the date of this Amendment, Subsection 2.1(h)(i) and (ii) of the Loan Agreement shall be amended as follows:

                        "i. one and one-half (1 1/2%) percent of the maximum principal amount prepaid or permanently reduced if such payment or reduction is made on or before June 30, 2000 and

                        ii. three-quarters of one (3/4%) percent of the maximum principal amount prepaid or permanently reduced if such payment or reduction is made after June 30, 2000 and prior to June 30, 2002."

                3. As of the date of this Amendment, Section 2.2(d) of the Loan Agreement is hereby amended and restated as follows:

                        "Method of Payment. The Borrower shall pay the principal amount of the Term Loan to the Bank in thirty-seven (37) equal and consecutive monthly principal installments, each in the sum of Four Thousand Seven Hundred Fifty ($4,750.00) Dollars, plus accrued and unpaid interest, on the first day of each month commencing June 1, 1999 and a final principal installment on June 30, 2002, together with accrued and unpaid interest. If any payment of principal or interest shall be due and payable on a day other than a business day of the Bank, then such payment shall be due and payable on the next succeeding business day of the Bank."

                4. As of the date of this Amendment, Subsection 2.2(f) of the Loan Agreement is hereby amended and restated as follows:

                        "Prepayment. The Borrower may prepay, at any time, all or any portion of the outstanding principal amount of the Term Loan, without penalty or premium, provided, however, in the event the Borrower prepays the Term Loan from the proceeds of financing from an alternate lender, then any such prepayment prior to June 30, 2001 shall be accompanied by a prepayment premium in an amount equal to four (4%) percent of the principal amount prepaid and any such prepayment on or after June 30, 2001 and prior to June 30, 2002 shall be accompanied by a prepayment premium in an amount equal to three (3%) percent of the principal amount prepaid. In addition to the prepayment premiums above, the Borrower shall pay other fees due to the Bank under the Loan Agreement, including, without limitation, any deferred fees set forth herein."

                5. The Borrower acknowledges that: (i) the default rate of interest is a material inducement to Bank to make the loan; (ii) Bank would not have made the loan in absence of the agreement of the Borrower to pay such default rate; (iii) the default rate of interest represents compensation for increased risk to Bank that the loan will not be repaid; and (iv) the default rate of interest is not a penalty and represents a reasonable estimate of (a) the cost to Bank in allocating its resources (both personal and financial) to the ongoing review, monitoring, administration and collection of the loan and
(b) compensation to Bank for losses that are difficult to ascertain.

                6. To the best of Borrower's knowledge and belief, the Borrower acknowledges that the advent of the year 2000 shall not adversely affect the Borrower's operations or the performance of its information technology. Without limiting the generality of the foregoing, to the best of Borrower's knowledge and belief (i) the hardware and software utilized by Borrower are designated to be used prior to, during, and after calendar year 2000 A.D. and such hardware and software will operate during each such time period without error relating to date data, specifically including any error relating to, or the conduct of, date data which represents or references different centuries or more than one century, (ii) the hardware and software utilized by Borrower will not abnormally end or provide invalid or incorrect results as a result of date data, and (iii) the hardware and software utilized by Borrower have be designed to ensure year 2000 A.D. compatibility, including date, century recognition, leap year, calculations which accommodate same century and multicentury formulas and date values, and date data interface values that reflect the century.

                7. The Borrower acknowledges and agrees that the Obligations are due and owing without any defenses, set-offs, recoupments, claims or counterclaims of any kind as of the date hereof. To the extent any defenses, set-offs, recoupments, claims or counterclaims may exist, the Borrower waives and releases the Bank from the same.

                8. The Borrower hereby agrees to and does indemnify and hold the Bank and each of its directors, officers, employees, affiliates, attorney and agents harmless from and against any and all liabilities which may be imposed on, incurred by or asserted against the same in any manner relating to or arising out of the Loan Agreement, or any act, event or transaction related to, attendant to or preceding the execution of this Second Amendment, other than those resulting from the Bank's gross negligence or willful misconduct.

                9. The Borrower hereby agrees with, reaffirms and acknowledges the representations and warranties contained in the Loan Agreement. Furthermore, the Borrower represents that the representations and warranties contained in the Loan Agreement continue to be true and in full force and effect. This agreement, reaffirmation and acknowledgment is given to the Bank by the Borrower without any defenses, claims or counterclaims of any kind. To the extent that any defenses, claims or counterclaims against the Bank may exist, the Borrower waives and releases the Bank from the same.

                10.     The   Borrower   ratifies  and   reaffirms   all  terms,
covenants, conditions and agreements contained in the Loan Agreement.

                11. All other terms and conditions of the Loan Agreement, and any and all exhibits and schedules annexed thereto and all other writings submitted by the Borrower to the Bank pursuant thereto, shall remain unchanged and in full force and effect.

                12. This Amendment shall not constitute a waiver or modification of any of the Bank's rights and remedies or of any of the terms, conditions, warranties, representations or covenants contained in the Loan Agreement, except as specifically set forth above, and the Bank hereby reserves all of its rights and remedies pursuant to the Loan Agreement and applicable law.

                13. Subject to any applicable notice and/or grace periods under the Loan Agreement, the failure of the Borrower to satisfy any of the terms and conditions of this Amendment shall constitute an Event of Default under the Loan Agreement.

                14.     This   Amendment  may  be  executed  in  any  number  of
counterparts, each of which, when taken together, shall be deemed one and the same instrument.

                15. As consideration for the Bank to enter into the Amendment, the Borrower shall pay to the Bank a commitment fee of One Thousand and 00/100 ($1,000.00) Dollars with respect to the Revolving Loan and One Thousand and 00/100 ($1,000.00) Dollars with respect to the Term Loan which shall be due and payable on or before June 30, 2000. All commitment fees shall be deemed fully earned and non-refundable upon execution hereof.

        Executed at Pennsauken, New Jersey, on the date first written above.

ATTEST:                                    RONSON AVIATION, INC.


By: /s/  Alberta D. Gladis                 By: /s/ Louis V. Aronson, II
    -----------------------------              --------------------------------
    Alberta D. Gladis,                         Louis V. Aronson, II,
    Assistant Secretary                        President and Chief
                                               Executive Officer


                                           SUMMIT BANK

                                           By:  /s/ Amy Lindsay
                                                --------------------------------
                                                Amy Lindsay, Vice President

                                                                   Exhibit 10(h)
                              AMENDED AND RESTATED
                                   MASTER NOTE

$400,000.00                                               Pennsauken, New Jersey
                                                              As of May 13, 1999

         In consideration of such loans as SUMMIT BANK (the "Lender") from time to time may elect to make hereon to or for the benefit of or at the request of RONSON AVIATION, INC. (the "Borrower"), the Borrower promises to pay to the order of the Lender, at its office located at 4900 Route 70, Pennsauken, New Jersey or at such other place or places as the Lender may designate, in immediately available funds, the sum of FOUR HUNDRED THOUSAND ($400,000.00) DOLLARS or, if a different dollar amount, then the outstanding amount of all loans made in accordance with a certain Loan and Security Agreement dated August 28, 1997 as amended from time to time and as amended by a certain Amendment to Loan and Security Agreement of even date herewith by and between the Borrower and the Lender (collectively and individually the "Loan Agreement"), without defalcation or discount, for value received, with interest thereon from the date hereof at the rate set forth in the Loan Agreement, all in lawful money of the United States, on demand, or, if no demand has been made, then on June 30, 2002. The unpaid balance of each loan shall bear interest from the date hereof at the rate(s) set forth in the Loan Agreement. Notwithstanding any other limitations contained in this Amended and Restated Master Note (the "Note"), the Lender does not intend to charge and the undersigned shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law. Any payments in excess of such maximum shall be refunded to the undersigned or credited against principal.

         The unpaid principal balance hereon at any time shall not exceed Four Hundred Thousand ($400,000.00) Dollars and shall be equal to the aggregate amount of all loans then made less the aggregate amount of all payments then made thereon. The holder hereof is authorized to set forth in writing from time to time on the reverse hereof the date and amount of each loan and any payment of principal and the principal balance then unpaid hereon.

         This Note is secured by, among other things, a security interest in the Collateral, as described in the Loan Agreement, which the Borrower and every other person liable hereon as endorser or guarantor has pledged or deposited with the Lender. The Collateral is also pledged as security for all of the Obligations, as defined in the Loan Agreement, of the Borrower to the Lender.

         The Lender shall take reasonable care in custody and preservation of any Collateral held by it hereunder to the extent required by law, but, if the Collateral so held consists in whole or in part of instruments or chattel paper, it shall not be a breach of reasonable care if the Lender does not take necessary steps to preserve rights against prior parties, nor shall it constitute a breach of reasonable care if the Lender fails to undertake to collect the principal of or interest or other increment on any instrument or investment security, or fails to present any investment security for conversion or other change, unless, after written notice to the Lender from the Borrower or from any other party liable hereon in any capacity whose property is held as collateral hereunder that such interest, other increment or principal is due, or that such investment security has been called for conversion or other change, the Lender fails to use reasonable diligence to undertake collection of such interest, increment or principal, or fails to make presentation for conversion or other change, or fails to enable the Borrower or such other party to do so.

         The Lender may make additional loans in the future to Borrower and may advance sums in the future on behalf of the Borrower or to protect the security of the Collateral or lien thereof, at any time before the satisfaction of this Note and the Loan Agreement, and all such sums shall be evidenced by this Note, and shall be secured by the Lender's security interest in the Collateral. The Lender is not responsible in any way for the refusal by its employees to make a loan or to honor a request for a loan.

         This Note is the Master Note referred to in the Loan Agreement, which contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Loan Agreement, all upon the terms and conditions therein specified. In the event of any ambiguity or inconsistency between the terms of this Note and the Loan Agreement, then the terms of the Loan Agreement shall govern.

         In the event that any payment shall not be received by Lender within TEN (10) days of the due date, Borrower shall, to the extent permitted by law, pay Lender a late charge of five (5%) percent of the overdue payment (but in no event to be less than Twenty Five ($25.00) Dollars nor more than Two Thousand Five Hundred ($2,500.00) Dollars). Any such late charge assessed is immediately due and payable.

         The Lender may, without notice to or consent of any party liable for the payment hereof as maker, endorser or guarantor, and without impairing or in any way affecting the liability of such person to the Lender (1) extend or otherwise alter, but not accelerate except as provided in the Loan Agreement, the time for payment of this Note, (2) alter any other term of this Note by agreement with the maker hereof, (3) release, or settle or compromise with any other party liable for the payment hereof, (4) release, or substitute for or fail to protect any interest in any collateral held by the Lender as security for the payment of any sum owing to the Lender by any party hereto, and (5) accept a check or other order that is marked paid in full or with similar language as a payment under this Note.

         No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

         If this Note is referred to an attorney (whether or not a salaried employee of the Lender) for collection, each party jointly and severally liable for the payment hereof as maker, endorser or guarantor shall pay, on demand, all reasonable and necessary expenses or expenditures, including, without limitation, reasonable attorneys fees and expenses, incurred by the Lender in protecting, enforcing or exercising its interests, rights or remedies created by, connected with or provided in this Note and the Loan Agreement, or performance pursuant to this Note and the Loan Agreement. Attorney's fees may be collectible from the Collateral to the extent permitted under the Bankruptcy Code or other law.

         If, at the time when this Note is paid in full, any party liable thereon as maker, endorser or guarantor is liable to the Lender for the payment of any other debt or liability, the Lender may retain as security for the payment of such other debts and liabilities the Collateral held by it as security for the payment of this Note, with all the rights and remedies herein and otherwise conferred upon the Lender as a secured party by law, notwithstanding the surrender by the Lender of this Note upon payment hereof.

         Upon the occurrence of an Event of Default under the Loan Agreement, the principal sum or so much of the principal remaining unpaid, with all interest accrued thereon, shall at the option of the Lender and without notice, become due and payable immediately, and interest on the principal sum shall thereafter be computed at the rate of two (2%) percent per year above the highest rate otherwise payable under this Note. Payment of the foregoing may be enforced and recovered at any time by one or more of the remedies provided to Lender in this Note or in the Loan Agreement, with it being specifically understood and agreed that the default provisions as set forth in the Loan Agreement shall govern in the event of any conflict in such provisions in the aforesaid instruments.

         Any failure by Lender to insist upon strict performance by Borrower of any of the terms and provisions of this Note or of the Loan Agreement shall not be deemed to be a waiver of any of the terms or provisions thereof, and Lender shall have the right thereafter to insist upon strict performance by the Borrower of any and all of them.

         Presentment, demand of payment, notice of dishonor or nonpayment, protest, notice of protest on this Note, and the giving of notice of default or other notice to any party liable on this Note are hereby waived by the Borrower. It is expressly agreed that the maturity of this Note, or any payment hereunder, may be extended or modified from time to time, but not accelerated except as provided in the Loan Agreement, without in any way affecting the liability of the Borrower.

         For the purposes of this Note, wherever the term "Lender" shall be used it shall refer to any affiliate or subsidiary of Lender and to any subsequent holder, successor or assignee hereof unless the context requires otherwise.

         The words "Borrower" and "Lender" include singular and plural, individual or corporation, and the respective heirs, executors, administrators, successors and assigns of Borrowers or Lender, as the case may be. The use of any gender applies to all genders. If more than one party is named as Borrower, the obligation hereunder of each such party is joint and several.

         This Note is to be executed and delivered within the State of New Jersey and the Borrower elects that the laws of the State of New Jersey shall govern the construction of this Note and the rights, remedies, warranties, representations, covenants, and provisions hereof.

         This Note is given in replacement of and substitution for, but not in satisfaction of, a certain Master Note dated August 28, 1997 in the principal amount of Four Hundred Thousand and 00/100 ($400,000.00) Dollars (the "August 1997 Note"). Upon proper execution and delivery hereof, the August 1997 Note shall be deemed null and void and returned to the Borrower.

         IN WITNESS WHEREOF, the undersigned have caused this Note to be executed the day and year aforesaid.

ATTEST::                                   RONSON AVIATION, INC.

By: /s/  Alberta D. Gladis                 By: /s/ Louis V. Aronson, II
    -----------------------------              --------------------------------
    Alberta D. Gladis,                         Louis V. Aronson, II,
    Assistant Secretary                        President and Chief
                                               Executive Officer

                                                                  Exhibit 10 (i)
                              AMENDED AND RESTATED
                                    TERM NOTE

$190,000.00                                               Pennsauken, New Jersey
                                                              As of May 13, 1999


         FOR VALUE RECEIVED, RONSON AVIATION, INC. with a principal place of business at Trenton-Mercer County Airport, Ewing Township, New Jersey 08628-1393 (the "Borrower"), promises to pay to the order of SUMMIT BANK (the "Lender"), at its office located at 4900 Route 70, Pennsauken, New Jersey, or at such other place or places as the Lender may designate, in immediately available funds, the sum of One Hundred Ninety Thousand and 00/100($190,000.00) Dollars, without defalcation or discount, for value received, with interest thereon from the date hereof at the rate(s) set forth in a certain Loan and Security Agreement dated August 28, 1997 as amended from time to time and as amended by a certain Amendment to Loan and Security Agreement of even date herewith by and between the Borrower and the Lender (collectively and individually the "Loan Agreement"), all in lawful money of the United States, as follows: thirty-seven
(37) equal and consecutive monthly installments of principal, each in the sum of Four Thousand Seven Hundred Fifty ($4,750.00) Dollars, together with accrued and unpaid interest, commencing June 1, 1999, and continuing on the first day of each and every month thereafter until June 30, 2002, at which time a final installment of all outstanding principal, together with any and all accrued and unpaid interest thereon and any other sums due under this Amended and Restated Term Note (the "Note"), shall be immediately due and payable.

         This Note is secured by, among other things, a security interest in the Collateral, as described in the Loan Agreement, which the Borrower and every other person liable hereon as endorser or guarantor has pledged or deposited with the Lender. The Collateral is also pledged as security for all of the Obligations, as defined in the Loan Agreement, of the Borrower to the Lender.

         The Lender shall take reasonable care in custody and preservation of any Collateral held by it hereunder to the extent required by law, but, if the Collateral so held consists in whole or in part of instruments or chattel paper, it shall not be a breach of reasonable care if the Lender does not take necessary steps to preserve rights against prior parties, nor shall it constitute a breach of reasonable care if the Lender fails to undertake to collect the principal of or interest or other increment on any instrument or investment security, or fails to present any investment security for conversion or other change, unless, after written notice to the Lender from the Borrower or from any other party liable hereon in any capacity whose property is held as collateral hereunder that such interest, other increment or principal is due, or that such investment security has been called for conversion or other change, the Lender fails to use reasonable diligence to undertake collection of such interest, increment or principal, or fails to make presentation for conversion or other change, or fails to enable the Borrower or such other party to do so.

         The Lender may make additional loans in the future to Borrower and may advance sums in the future on behalf of the Borrower or to protect the security of the Collateral or lien thereof, at any time before the satisfaction of this Note and the Loan Agreement, and all such sums shall be evidenced by this Note, and shall be secured by the Lender's security interest in the Collateral. The Lender is not responsible in any way for the refusal by its employees to make a loan or to honor a request for a loan.

         This Note is the Term Note referred to in the Loan Agreement, which contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Loan Agreement, all upon the terms and conditions therein specified. In the event of any ambiguity or inconsistency between the terms of this Note and the Loan Agreement, then the terms of the Loan Agreement shall govern.

         The Lender may, without notice to or consent of any party liable for the payment hereof as maker, endorser or guarantor, and without impairing or in any way affecting the liability of such person to the Lender (1) extend or otherwise alter, but not accelerate except as provided in the Loan Agreement, the time for payment of this Note, (2) alter any other term of this Note by agreement with the maker hereof, (3) release, or settle or compromise with any other party liable for the payment hereof, (4) release, or substitute for or fail to protect any interest in any collateral held by the Lender as security for the payment of any sum owing to the Lender by any party hereto, and (5) accept a check or other order that is marked paid in full or with similar language as a payment under this Note.

         No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

         If this Note is referred to an attorney (whether or not a salaried employee of the Lender) for collection, each party jointly and severally liable for the payment hereof as maker, endorser or guarantor shall pay, on demand, all reasonable and necessary expenses or expenditures, including, without limitation, reasonable attorneys fees and expenses, incurred by the Lender in protecting, enforcing or exercising its interests, rights or remedies created by, connected with or provided in this Note and the Loan Agreement, or performance pursuant to this Note and the Loan Agreement. Attorney's fees may be collectible from the Collateral to the extent permitted under the Bankruptcy Code or other law.

         If, at the time when this Note is paid in full, any party liable thereon as maker, endorser or guarantor is liable to the Lender for the payment of any other debt or liability, the Lender may retain as security for the payment of such other debts and liabilities the Collateral held by it as security for the payment of this Note, with all the rights and remedies herein and otherwise conferred upon the Lender as a secured party by law, notwithstanding the surrender by the Lender of this Note upon payment hereof.

         Upon the occurrence of an Event of Default under the Loan Agreement, the principal sum or so much of the principal remaining unpaid, with all interest accrued thereon, shall at the option of the Lender and without notice, become due and payable immediately, and interest on the principal sum shall thereafter be computed at the rate of two (2%) percent per year above the highest rate otherwise payable under this Note. Payment of the foregoing may be enforced and recovered at any time by one or more of the remedies provided to Lender in this Note or in the Loan Agreement, with it being specifically understood and agreed that the default provisions as set forth in the Loan Agreement shall govern in the event of any conflict in such provisions in the aforesaid instruments.

         In the event that any payment shall not be received by Lender within TEN (10) days of the due date, Borrower shall, to the extent permitted by law, pay Lender a late charge of five (5%) percent of the overdue payment (but in no event to be less than Twenty Five ($25.00) Dollars nor more than Two Thousand Five Hundred ($2,500.00) Dollars). Any such late charge assessed is immediately due and payable.

         Any failure by Lender to insist upon strict performance by Borrower of any of the terms and provisions of this Note or of the Loan Agreement shall not be deemed to be a waiver of any of the terms or provisions thereof, and Lender shall have the right thereafter to insist upon strict performance by the Borrower of any and all of them.

         Presentment, demand of payment, notice of dishonor or nonpayment, protest, notice of protest on this Note, and the giving of notice of default or other notice to any party liable on this Note are hereby waived by the Borrower. It is expressly agreed that the maturity of this Note, or any payment hereunder, may be extended or modified from time to time, but not accelerated except as provided in the Loan Agreement, without in any way affecting the liability of the Borrower.

         For the purposes of this Note, wherever the term "Lender" shall be used it shall refer to any affiliate or subsidiary of Lender and to any subsequent holder, successor or assignee hereof unless the context requires otherwise.

         The words "Borrower" and "Lender" include singular and plural, individual or corporation, and the respective heirs, executors, administrators, successors and assigns of Borrowers or Lender, as the case may be. The use of any gender applies to all genders. If more than one party is named as Borrower, the obligation hereunder of each such party is joint and several.

         This Note is to be executed and delivered within the State of New Jersey and the Borrower elects that the laws of the State of New Jersey shall govern the construction of this Note and the rights, remedies, warranties, representations, covenants, and provisions hereof.

         This Note is given in replacement of and substitution for, but not in satisfaction of, a certain Term Note dated August 28, 1997 in the principal amount of Two Hundred Eighty-Five Thousand and 00/100 ($285,000.00) Dollars (the "August 1997 Note"). Upon proper execution and delivery hereof, the August 1997 Note shall be deemed null and void and returned to the Borrower.

         IN WITNESS WHEREOF, the undersigned have caused this Note to be executed the day and year aforesaid.

ATTEST:                                    RONSON AVIATION, INC.

By: /s/  Alberta D. Gladis                 By: /s/ Louis V. Aronson, II
    -----------------------------              ---------------------------------
    Alberta D. Gladis,                         Louis V. Aronson, II,
    Assistant Secretary                        President and Chief
                                               Executive Officer

                                                                  Exhibit 10 (j)
                     CONSENT AND REAFFIRMATION OF GUARANTOR


         THIS CONSENT AND REAFFIRMATION OF GUARANTOR (the "Consent"), is made as of this 13th day of May, 1999, by RONSON CONSUMER PRODUCTS CORPORATION, a New Jersey corporation with its principal place of business at Corporate Park III, Campus Drive, Post Office Box 6707, Somerset, New Jersey (the "Guarantor"), to SUMMIT BANK, successor-by-merger to United Jersey Bank (the "Bank").

         WHEREAS, the Bank and Ronson Aviation, Inc., a New Jersey corporation (the "Borrower"), are parties to a certain Loan and Security Agreement dated August 28, 1997, (the "Loan Agreement"), relating to financing by the Lender to the Borrower as evidenced by a certain Master Note dated August 28, 1997 in the maximum principal amount of Four Hundred Thousand ($400,000.00) Dollars (the "Master Note") and a certain Term Note dated August 28, 1997 in the original principal amount of Two Hundred Eighty-Five Thousand ($285,000.00) Dollars (the "Term Note") (the Loan Agreement, the Master Note, the Term Note, and all other documents, instruments, writings and agreements delivered pursuant thereto are collectively and individually referred to as the "Loan Documents"); and

         WHEREAS, in order to induce the Bank to enter into the Loan Documents, the Guarantor executed and delivered to the Bank a certain Corporate Guaranty Agreement dated August 28, 1997 (the "Guaranty"); and

         WHEREAS, the Borrower has requested that the Bank amend certain terms and conditions of the Loan Agreement, pursuant to a certain Amendment to Loan and Security Agreement of even date herewith (the "Amendment") (the Amendment, and any and all documents, instruments, writings and agreements related thereto are collectively and individually referred to as the "Amendment Documents"); and

         WHEREAS, to induce the Bank to enter into the Amendment Documents, the Borrower has offered that the Guarantor will (a) acknowledge its consent to the execution and delivery of the Amendment Documents by the Borrower and (b) reaffirm the terms and conditions of the Guaranty.

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the Guarantor agrees as follows:

        1. The Guarantor hereby acknowledges the entry by the Borrower into the Amendment Documents and hereby ratifies and affirms the actions taken therein.

        2. The Guarantor affirms that as of the date hereof there exists no defense, set-off, or claim of any nature whatsoever to its Guaranty and that the obligations and liability of the Guarantor under the Guaranty, and the covenants, representations and warranties of the Guarantor thereunder, remain absolute, unconditional and in full force and effect.

        Executed in Pennsuaken, New Jersey on the day and year first written above.

ATTEST:                                    RONSON CONSUMER PRODUCTS
                                           CORPORATION


By: /s/  Alberta D. Gladis                 By: /s/ Louis V. Aronson, II
    -----------------------------              ---------------------------------
    Alberta D. Gladis,                         Louis V. Aronson, II,
    Assistant Secretary                        President and Chief
                                               Executive Officer

                                                                  Exhibit 10 (k)

                     CONSENT AND REAFFIRMATION OF GUARANTOR


         THIS CONSENT AND REAFFIRMATION OF GUARANTOR (the "Consent"), is made as of this 13th day of May, 1999, by RONSON CORPORATION, a New Jersey corporation with its principal place of business at Corporate Park III, Campus Drive, Post Office Box 6707, Somerset, New Jersey (the "Guarantor"), to SUMMIT BANK, successor-by-merger to United Jersey Bank (the "Bank").

         WHEREAS, the Bank and Ronson Aviation, Inc., a New Jersey corporation (the "Borrower"), are parties to a certain Loan and Security Agreement dated August 28, 1997, (the "Loan Agreement"), relating to financing by the Lender to the Borrower as evidenced by a certain Master Note dated August 28, 1997 in the maximum principal amount of Four Hundred Thousand ($400,000.00) Dollars (the "Master Note") and a certain Term Note dated August 28, 1997 in the original principal amount of Two Hundred Eighty-Five Thousand ($285,000.00) Dollars (the "Term Note") (the Loan Agreement, the Master Note, the Term Note, and all other documents, instruments, writings and agreements delivered pursuant thereto are collectively and individually referred to as the "Loan Documents"); and

         WHEREAS, in order to induce the Bank to enter into the Loan Documents, the Guarantor executed and delivered to the Bank a certain Corporate Guaranty Agreement dated August 28, 1997 (the "Guaranty"); and

         WHEREAS, the Borrower has requested that the Bank amend certain terms and conditions of the Loan Agreement, pursuant to a certain Amendment to Loan and Security Agreement of even date herewith (the "Amendment") (the Amendment, and any and all documents, instruments, writings and agreements related thereto are collectively and individually referred to as the "Amendment Documents"); and

         WHEREAS, to induce the Bank to enter into the Amendment Documents, the Borrower has offered that the Guarantor will (a) acknowledge its consent to the execution and delivery of the Amendment Documents by the Borrower and (b) reaffirm the terms and conditions of the Guaranty.

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the Guarantor agrees as follows:

        1. The Guarantor hereby acknowledges the entry by the Borrower into the Amendment Documents and hereby ratifies and affirms the actions taken therein.

        2. The Guarantor affirms that as of the date hereof there exists no defense, set-off, or claim of any nature whatsoever to its Guaranty and that the obligations and liability of the Guarantor under the Guaranty, and the covenants, representations and warranties of the Guarantor thereunder, remain absolute, unconditional and in full force and effect.

                Executed in Pennsauken, New Jersey on the day and year first written above.

ATTEST:                                    RONSON CORPORATION

By: /s/  Alberta D. Gladis                 By: /s/ Louis V. Aronson, II
    -----------------------------              ---------------------------------
    Alberta D. Gladis,                         Louis V. Aronson, II,
    Assistant Secretary                        President and Chief Executive
                                               Officer